UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 1, 2017

ASHFORD HOSPITALITY PRIME, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-35972	46-2488594
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 7.01     REGULATION FD DISCLOSURE.
On November 1, 2017, Ashford Hospitality Prime, Inc. ("Ashford Prime" or the “Company”) announced that it has reached terms with Marriott to convert its Courtyard San Francisco Downtown hotel (the “Courtyard San Francisco”) to an Autograph Collection property. The Company also announced that it has listed the Renaissance Tampa for sale and has engaged The Placenia Group to market the property to potential buyers. These announcements bring a conclusion to determining the Company’s strategy for its non-core hotels.
The agreement with Marriott calls for the Courtyard San Francisco to be converted to an Autograph hotel by December 2019 pursuant to a conversion Product Improvement Plan (“PIP”). The PIP is currently estimated to be approximately $30 million (incremental to capital projects already underway) and consists of updates to the guestrooms, guest bathrooms, corridors, building facade, lobby, restaurant, and meeting space - which will create a distinctive theme and style for the property that is commensurate with the Autograph product. Marriott will continue to manage the property after the conversion under a management agreement. The Company believes that post-conversion, the new Autograph property should realize a $50 RevPAR premium to the current Courtyard hotel and that its incremental $30 million investment should yield an approximate 20% unlevered internal rate of return. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
Number     Exhibit Description

99.1	Press Release of the Company, dated November 1, 2017.

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 1, 2017

ASHFORD HOSPITALITY PRIME, INC.

By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel